UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 14, 2022
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

Item 5.07.

Submission of Matters to a Vote

of Security Holders.
At the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Orchid Island Capital, Inc. (the “Company”), the
Company’s stockholders voted on the following matters: (i) the election of the six nominated directors to the

Company’s board
of directors (the “Board”), (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending

December 31, 2022 and (iii) the

approval, on an advisory basis, of

the compensation
of

the

Company’s

named

executive

officers.

As

of

April

14,

2022,

the

record

date

for

the

Annual

Meeting,

there

were
177,117,186

shares of the

Company’s

common stock, par

value $0.01 per

share (“Common

Stock”) outstanding

and entitled
to vote.
The full results of the matters voted on at the Annual Meeting are set forth below:
Proposal

1—Election

of

Directors.

The

following

nominees

were

elected

to

our

Board

to

serve

until

the

next

annual
meeting

of the

Company’s

stockholders

or until

his or

her successor

is elected

and

qualified:

Robert

E. Cauley,

George

H.
Haas, IV,

W Coleman Bitting, Frank P.

Filipps, Paula Morabito and Ava

L. Parker.
Nominee for Director For Against Abstain Broker Non-Votes
Robert E. Cauley ..............................

40,726,867 3,782,837 1,279,233 58,504,516
George H. Haas, IV

..........................

39,072,859 5,413,316 1,302,762 58,504,516
W Coleman Bitting

...........................

40,773,964 3,665,608 1,349,365 58,504,516
Frank P.

Filipps ................................

40,836,297 3,646,860 1,305,780 58,504,516
Paula Morabito

.................................

40,846,889 3,668,641 1,273,407 58,504,516
Ava L. Parker ...................................

40,488,654 4,026,853 1,273,430 58,504,516
Proposal 2—Ratification of Appointment of Independent Registered Public

Accounting Firm. This proposal was ratified
upon the following vote.
For Against Abstain Broker Non-Votes
96,696,109 5,026,770 2,570,574 *

_______________

*

No broker non-votes arose in connection with Proposal 2 due to the fact that the matter was considered “routine” under New York
Stock Exchange rules.
Proposal 3—Advisory Vote

on Named Executive Officer Compensation. This advisory vote was approved upon the
following vote.
For Against Abstain Broker Non-Votes
35,936,672 7,605,215 2,247,050 58,504,516
Item 8.01.

Other Events.
On June 14, 2022, the Company announced that the Board declared a dividend for the month of June 2022 of $0.045 per share of Common Stock to be

paid on July 27, 2022

to holders of record on

June 30, 2022, with

an ex-dividend date of June

29, 2022.
In

addition,

the

Company

announced

certain

details

of

its

RMBS

portfolio

as

of

May

31,

2022

as

well

as

certain

other
information regarding the Company. A copy

of the Company’s press release

announcing the dividend and the

other information
regarding the Company is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform

Act

of

1995

and

other

federal

securities

laws,

including,

but

not

limited

to,

statements

about

the

Company’s
distributions. These forward-looking statements are based upon the Company’s present expectations, but the Company cannot
assure investors that

actual results will

not vary from

the expectations contained

in the forward-looking

statements. Investors
should

not

place

undue

reliance

upon

forward

looking

statements.

For

further

discussion

of

the

factors

that

could

affect
outcomes, please refer

to the “Risk Factors” section

of the Company's Annual

Report on Form 10-K

for the fiscal year

ended
December

31,

2021.

All

forward-looking

statements

speak

only

as

of

the

date

on

which

they

are

made.

New

risks

and
uncertainties

arise over

time, and

it is

not possible

to predict

those events

or how

they may

affect

the Company.

Except as
required by

law,

the Company

is not

obligated to,

and does

not intend

to, update

or revise

any forward-looking

statements,
whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release dated June 14, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: June 15, 2022

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer